Exhibit 99.1
FROM:
Newtek Business Services Corp.
http://www.thesba.com
Investor Relations
Contact: Jayne Cavuoto
Telephone: (212) 273-8179 / jcavuoto@thesba.com
Public Relations
Contact: Simrita Singh
Telephone: (212) 273-9566 / ssingh@thesba.com

Newtek Business Services Corp. Announces Stock Repurchase Program

NEW YORK, December 7, 2015 - Newtek Business Services Corp., (the “Company” or “Newtek”) (NASDAQ: NEWT), an internally managed business development company (“BDC”), today announced that its board of directors approved a repurchase program (the “Program”) under which the Company may repurchase up to 150,000 shares (the “Shares”), which represents 1.2% of the outstanding shares of common stock, par value $0.001, of the Company as of December 3, 2015 (the “Common Stock”). The repurchases shall be effected through open market purchases, including block purchases, in such manner as will comply with the provisions of the Investment Company Act of 1940 and the Securities Exchange Act of 1934, as amended (the “1934 Act”). Unless extended or terminated by its board of directors, the Company expects the termination date for this new repurchase program will be on June 3, 2016. The Company expects to finance the repurchases with available liquidity and the repurchased Shares will be designated as authorized but unissued Common Stock.   In addition, the Company will continuously evaluate alternate and strategic uses of its capital depending on, among other things, the fair value of Newtek’s Common Stock and the other available capital deployment opportunities.

Under the Program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the 1934 Act. The extent to which the Company repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by Newtek’s management team. The repurchase program may be suspended or discontinued at any time.

About Newtek Business Services Corp.

Newtek Business Services Corp., The Small Business Authority®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage™, Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll.
The Small Business Authority® is a registered trade mark of Newtek Business Services Corp., and neither are a part of or endorsed by the U.S. Small Business Administration.

Note Regarding Forward Looking Statements
This press release contains certain forward-looking statements. Words such as “believes,” “plans,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/.

For more information, please visit the following websites:
www.thesba.com

Contacts:

Newtek Business Services Corp.
Barry Sloane
Chairman and CEO
212-356-9500
bsloane@thesba.com

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